UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                             SCHEDULE 14A


                  Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant _X_
Filed by a Party other than the Registrant __
Check the appropriate box:
__ Preliminary Proxy Statement
X_ Definitive Proxy Statement
__ Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
__ Definitive Additional Materials
__ Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            FARMER BROS. CO.

              (Name of Registrant as Specified In Its Charter)

                                   NA
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X   No Fee required.
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

__  Fee paid previously with preliminary materials.
__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:




                       FARMER BROS. CO.
                  20333 South Normandie Avenue
                   Torrance, California 90502



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY,
DECEMBER 14, 2004


TO THE STOCKHOLDERS OF FARMER BROS. CO.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Farmers Bros. Co., a Delaware corporation (the "Company"), will be held at the Principal office of the Company located at 20333 South Normandie Avenue, Torrance, California 90502 on Tuesday, December 14, 2004, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.	To elect three directors to a three year term of office expiring at the
2007 Annual Meeting of Stockholders;

2.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on November 15, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, postponement or adjournment thereof.


                                             By Order of the Board of Directors


                                             John M. Anglin
Torrance, California                         Secretary
November 18, 2004

     PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.





TABLE OF CONTENTS


PROXY STATEMENT ....................................................... 1
 General .............................................................. 1
 Solicitation of Proxies  ............................................. 1
 Voting of Shares ..................................................... 1
 Counting of Votes  ................................................... 2
 Shares Outstanding and Quorum ........................................ 2
 Proxy Card and Revocation of Proxy ................................... 2
ITEM 1 ELECTION OF DIRECTORS  ......................................... 3
ITEM 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS  ............. 6
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS ......................................... 7
 Principal Stockholders  .............................................. 7
 Directors and Executive Officers  .................................... 8
BOARD AND COMMITTEE MATTERS ........................................... 9
 Board Meetings ....................................................... 9
 Corporate Governance  ................................................ 9
 Committees  .......................................................... 9
   Audit Committee .................................................... 9
   Nominating Committee .............................................. 10
   Compensation Committee............................................. 10
 Compensation of Directors  .......................................... 11
EXECUTIVE COMPENSATION  .............................................. 12
 Compensation of Executive Officers  ................................. 12
 Retirement Plan  .................................................... 13
 Compensation Committee Report  ...................................... 14
   Philosophy and Objectives ......................................... 14
   Executive Officer Compensation .................................... 14
   Incentive Compensation Plan........................................ 14
 Compensation Committee Interlocks and Insider Participation ......... 15
 Performance Graph ................................................... 16
AUDIT MATTERS ........................................................ 17
 Audit Committee Report  ............................................. 17
 Independent Auditors ................................................ 17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS  ...................... 19
 Purchase of Common Stock  ........................................... 19
 Sale of Common Stock to the ESOP .................................... 19
OTHER  ............................................................... 20
 Section 16(a) Beneficial Ownership Reporting Compliance  ............ 20
 Stockholder Proposals and Nominations ............................... 20
 Communication with the Board  ....................................... 21
 Householding of Proxy Materials ..................................... 22
 Annual Report to Stockholders  ...................................... 22



ANNEX A - Code of Conduct for Employees, Officers and Directors
ANNEX B - Code of Ethics for Chief Executive Officer and Chief Financial
Officer
ANNEX C - Charter of the Compensation Committee of the Board of Directors





FARMER BROS. CO. 20333 South Normandie Avenue Torrance, California 90502

PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Farmer Bros. Co., a Delaware corporation (the "Company" or "Farmer Bros."), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, December 14, 2004, at 10:00 a.m., Pacific Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting, and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this Proxy Statement and accompanying proxy card on or about November 18, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the principal office of the Company located at 20333 South Normandie Avenue, Torrance, California 90502.

Solicitation of Proxies

     The mailing of proxy materials will commence on or about November 18, 2004. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Farmers Bros. common stock (the "Common Stock") in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such services.

Voting of Shares

     You are entitled to vote if you were a stockholder of record of Common Stock as of the close of business on November 15, 2004. You may vote by attending the Annual Meeting and voting in person. You may also vote by completing and mailing the enclosed proxy card. Each such holder present or represented at the meeting will be entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker "nonvotes" will be counted as present for purposes of determining a quorum. A broker "nonvote" occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares.
     Directors are elected by a plurality of votes cast, so abstentions and broker nonvotes will not be counted in determining which nominees received the largest number of votes cast. The ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against such proposal and broker nonvotes will have no effect on the result of the votes on such proposal.

Shares Outstanding and Quorum

     At the close of business on November 15, 2004, 16,075,080 shares of Common Stock were outstanding and entitled to vote. The Company has no other class of securities outstanding. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

Proxy Card and Revocation of Proxy

     If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy in favor of the election of all of the director nominees and in favor of ratification of the selection of Ernst & Young LLP as the independent auditors for the fiscal year ending June 30, 2005. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposal or nomination was received on a timely basis in accordance with the requirements of the Company's Bylaws, so no such matters may be brought to a vote at the Annual Meeting.
     If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by sending to the Company's Secretary at the Company's principal office at 20333 South Normandie Avenue, Torrance, California 90502, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

ITEM 1
ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one third of the total number of directors, with members of each class serving for a three year term. Class I consists of three directors, continuing in office until the Annual Meeting, and each of Class II and Class III consists of two directors, continuing in office until the 2005 Annual Meeting and the 2006 Annual Meeting, respectively.
     Directors are elected by a plurality of the votes. As a result, the three Class I nominees who receive the largest number of properly cast votes will be elected as directors. Each share of Common Stock is entitled to one vote for each of the three director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Nominating Committee of the Board of Directors. Each person nominated for election has consented to be named and has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.
     Lewis A. Coffman, Kenneth R. Carson and John Samore, Jr. are nominees for election to the Board. All such nominees are presently directors of the Company. Each of the nominees would serve until his successor is elected and qualified, or until such director's earlier death, resignation, retirement, disqualification or removal. If elected at the Annual Meeting, Messrs. Coffman, Carson and Samore would each be elected to a three year term expiring at the 2007 Annual Meeting.
     All of the present directors were elected to their current terms by the stockholders, with the exception of Mr. Carson who was appointed by the Board on August 17, 2004, filling a vacancy created by the death of Roy F. Farmer this past spring. The Board has determined that all nominees for election to the Board at the 2004 Annual Meeting and all continuing directors are independent under the revised listing standards of The Nasdaq Stock Market, Inc. ("NASDAQ"), except for Messrs. Carson, Berger and Farmer.
     Set forth below is biographical information for each nominee and for each person whose term of office as a director will continue after the Annual Meeting. Other than as disclosed in the footnotes below, none of the directors is a director of any other publicly held company.

Nominees for Election to a Three Year Term Expiring at the 2007 Annual Meeting

                        Served as a Director          Principal Occupation
        Name        Age  Continuously Since         For the Last Five Years

Lewis A. Coffman    85          1983          Retired (former Vice President,
          (1)(2)                              Sales from 1981 to 1986)

Kenneth R. Carson   64          2004          Retired (former Vice President,
                                              Sales from 1990 to August 17,
                                              2004)

John Samore, Jr.    58          2003          Independent Consultant and CPA,
     (1)(2)(3)(4)                             Los Angeles, California since
                                              2002; Tax Partner with the
                                              Accounting Firm Arthur Andersen
                                              LLP, Los Angeles, California,
                                              from 1971 to 2002


THE BOARD RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE.

(1) Member of the Compensation Committee
(2) Member of the Nominating Committee
(3) Member of the ESOP Administrative Committee
(4) Member of the Audit Committee


Directors Continuing in Office Until the 2005 Annual Meeting

                        Served as a Director          Principal Occupation
        Name        Age  Continuously Since         For the Last Five Years


Guenter W. Berger   67          1980          Vice President, Production
           (1)


Thomas A. Maloof    52          2003          Chief Financial Officer of
 (2)(3)(4)(5)                                 Hospitality Marketing Concepts,
                                              LLC, Irvine, California, a
                                              provider of loyalty membership
                                              programs for the hospitality
                                              and leisure industries, since
                                              2001; President of Perinatal
                                              Practice Management - Alfigen
                                              The Genetics Institute, Pasadena,
                                              California, a national genetic
                                              testing provider, previously


Directors Continuing in Office Until the 2006 Annual Meeting

                        Served as a Director          Principal Occupation
        Name        Age  Continuously Since         For the Last Five Years

Roy E. Farmer       52          1993          Chairman of the Board since
                                              June 16, 2004; President, Chief
                                              Executive Officer since 2003;
                                              Chief Operating Officer
                                              previously

John H. Merrell     60          2001          Partner in Accounting Firm of
 (1)(2)(3)(4)                                 Hutchinson and Bloodgood LLP,
                                              Glendale, California


(1) Member of the ESOP Administrative Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating Committee
(4) Member of the Audit Committee
(5) Mr. Maloof is also a director of eCOST.COM, INC. and PC Mall, Inc., publicly traded companies listed on NASDAQ.











ITEM 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS



     The Audit Committee of the Board has selected Ernst & Young LLP ("EY") as the Company's independent auditors for the fiscal year ending June 30, 2005, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. EY has audited the Company's financial statements since 1997. EY has no direct financial interest or any material indirect financial interest in the Company or its subsidiaries. During the past three years, EY has had no connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of EY are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
     Stockholder ratification of the selection of EY as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of EY to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

     The following resolution will be presented at the Annual Meeting:
"RESOLVED, that the appointment by the Audit Committee of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2005 is hereby ratified, confirmed and approved."

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of EY as the Company's independent auditors.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

















SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL
OWNERS


Principal Stockholders


     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of November 10, 2004 (except as otherwise stated in the footnotes), by all persons known to management who own beneficially more than five percent (5%) of the Common Stock as of such date:

        Name and Address of              Amount and Nature of     Percent of
          Beneficial Owner             Beneficial Ownership(1)       Class


Roy E. Farmer                            6,311,282 shares(2)         39.30%
c/o Farmer Bros. Co.

20333 South Normandie Ave.
Torrance, California 90502


Farmer Bros. Co. Employee Stock          3,000,500 shares(3)         18.70%
Ownership Plan
c/o Farmer Bros. Co.
20333 South Normandie Ave.
Torrance, California 90502


Franklin Mutual Advisers, LLC            2,093,533 shares(4)         13.00%
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078
Attn: Bradley Takahashi


Royce & Associates, LLC                   922,750 shares(5)          5.70%
1414 Avenue of the Americas
New York, New York 10019
Attn: Daniel A. O'Byrne





.. (1)	Information in this table regarding beneficial owners of more than five percent (5%) of the Common Stock is based on information provided by them or obtained from filings under the Securities Exchange Act of 1934, as amended
(the "Exchange Act"). Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the beneficial owners of more than five percent (5%) of the Common Stock has sole voting and/or investment power with respect to such shares.
.. (2)	Includes 6,269,580 shares held by various trusts of which Mr. Farmer is the sole trustee for the benefit of family members (including himself), 40,000 shares owned outright by Mr. Farmer and 1,702 shares beneficially owned by Mr. Farmer through the Company's Employee Stock Ownership Plan ("ESOP"), rounded to the nearest whole share.
.. (3)	There are 400,110 allocated shares and 2,600,390 shares as yet unallocated to plan participants. Under the terms of the ESOP, unallocated shares and allocated shares which ESOP participants have failed to vote will be voted proportionately to the vote of allocated shares by ESOP participants.
.. (4)	According to a Form 4 filed with the Securities and Exchange Commission
(the "SEC") dated September 20, 2004 by Franklin Mutual Advisers, LLC ("Franklin"), Franklin on that date beneficially owned 2,093,533 shares
(13.0%). Franklin is reported to have sole voting and investment power over these shares pursuant to certain investment advisory contracts with one or more of Franklin's clients, which advisory clients are the record owners of the 2,093,533 shares.
.. (5)	According to a Form 13F filed with the SEC on November 10, 2004 by Royce
& Associates, LLC ("Royce"), Royce on that date beneficially owned 922,750 shares (5.7%). Royce is reported to have sole voting and investment power over these shares.

Directors and Executive Officers


     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of November 10, 2004 by: (i) each director and nominee; (ii) the Company's Chief Executive Officer, and each of its other four most highly compensated executive officers (collectively, the "Named Executive Officers") for fiscal 2004; and (iii) all directors and nominees, Named Executive Officers and executive officers of the Company as a group:


                         Amount and Nature of    Percent of
Name                     Beneficial Ownership      Class
Guenter W. Berger              6,762(2)              *
Kenneth R. Carson              4,202(3)              *
Lewis A. Coffman                  150                *
Roy E. Farmer                6,311,282(4)          39.3%
Michael J. King                1,432(5)              *
Thomas A. Maloof                   -                 -
John H. Merrell                 500(6)               *
John Samore, Jr.                500(7)               *
John E. Simmons                5,350(8)              *

All directors and
executive officers as
a group (10 persons)           6,330,178           39.4%



* Less than 1%


.. (1)	Information in this table regarding directors and nominees, Named
Executive Officers and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and nominees, Named Executive Officers and executive officers has sole voting and/or investment power with respect to such shares.
.. (2)	Held in trust with voting and investment power shared by Mr. Berger and his wife. Includes 1,702 shares beneficially owned by Mr. Berger through the ESOP, rounded to the nearest whole share.
.. (3)	Includes 1,702 shares beneficially owned by Mr. Carson through the ESOP, rounded to the nearest whole share, and 1,000 shares voted as custodian for minor children.
.. (4)	Includes 6,269,580 shares held by various trusts of which Mr. Farmer is the sole trustee for the benefit of family members (including himself), 40,000 shares owned outright by Mr. Farmer and 1,702 shares beneficially owned by Mr. Farmer through the Company's ESOP, rounded to the nearest whole share.
.. (5)	Beneficially owned by Mr. King through the ESOP, rounded to the nearest whole share.
.. (6)	Held in a revocable living trust with voting and investment power shared by Mr. Merrell and his wife.
.. (7)	Held in a revocable living trust with voting and investment power shared by Mr. Samore and his wife.
.. (8)	Includes 1,702 shares beneficially owned by Mr. Simmons through the ESOP, rounded to the nearest whole share.



BOARD AND COMMITTEE MATTERS

Board Meetings

     The Board held eleven meetings during fiscal 2004. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served during fiscal 2004. Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members' attendance at its annual meetings of stockholders. All members of the Board, with the exception of the late Roy F. Farmer, were present at the 2003 Annual Meeting of Stockholders held on February 23, 2004.

Corporate Governance

     The Board maintains charters for select committees. In addition, the Board has adopted a written Code of Conduct for all employees, officers and directors, and a Code of Ethics for the Chief Executive Officer and Chief Financial Officer that generally formalize practices already in place at the Company. The Board has approved the Code of Conduct and Code of Ethics that are included in this Proxy Statement as Annex A and Annex B, respectively. The committee charters, Code of Conduct and Code of Ethics are not yet available on the Company's website; however, the Company is in the process of updating its website at www.farmerbroscousa.com(1) to include such information and other corporate and financial information.

Committees

     Audit Committee

     The Company has a standing Audit Committee established in accordance with applicable provisions of the Exchange Act. The Audit Committee's principal purposes are to oversee the accounting and financial reporting processes of the Company, the audits of the financial statements of the Company, and the qualifications and independence of the independent accountants. The Board has approved an amended and restated charter of the Audit Committee that was included as Annex D to the Company's Proxy Statement for the 2003 Annual Meeting of Stockholders. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. During fiscal 2004, the Audit Committee met six times. John H. Merrell serves as Chairman, and Thomas A. Maloof and John Samore, Jr. serve as members of the Audit Committee. The Board has determined that at least one member of the Audit Committee is an "audit committee financial expert" as defined in item 401(h)(2) of Regulation SK under the Exchange Act. That person is John H. Merrell, the Audit Committee Chairman. Mr. Merrell is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Board has determined that all Audit Committee members are independent under the revised listing standards of NASDAQ. The Audit Committee meets the NASDAQ composition requirements, including the requirements regarding financial literacy and financial sophistication.
(1) This website address is not intended to function as a hyperlink, and the information contained in the Company's website is not intended to be a part of this Proxy Statement.

     Nominating Committee

     The Nominating Committee is a standing committee of the Board and is comprised of Lewis A. Coffman, Thomas A. Maloof, John H. Merrell and John Samore, Jr. The principal purposes of the Nominating Committee are to identify persons qualified to become Board members and to recommend to the Board individuals to be selected as director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board. The Board has determined that all Nominating Committee members are independent under the revised listing standards of NASDAQ.
     The Nominating Committee believes that its slate of nominees should include: the Chief Executive Officer of the Company; one or more nominees with upper management experience with the Company or in the coffee industry; three nominees who are independent and have the requisite accounting or financial qualifications to serve on the Audit Committee; and at least three nominees who are independent and have executive compensation experience to serve on the Compensation Committee. All nominees should contribute substantially to the Board's oversight responsibilities. The Nominating Committee met once in fiscal 2004 to nominate directors for election at the 2004 Annual Meeting. The Board has approved a charter of the Nominating Committee that was included as Annex E to the Company's Proxy Statement for the 2003 Annual Meeting of Stockholders.
     The Nominating Committee will consider recommendations for director nominees from Company stockholders. Biographical information and contact information for proposed candidates should be sent to Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, Attn: Secretary, subject to the notice provisions described below under the caption "Other Stockholder Proposals and Nominations." The Nominating Committee will evaluate candidates proposed by stockholders using the following criteria: Board needs (see discussion of slate of nominees above); relevant business experience; time availability; absence of conflicts of interest; and perceived ability to contribute to the Company's success.
     Compensation Committee

     The Compensation Committee is a standing committee of the Board and is comprised of Lewis A. Coffman, John H. Merrell, Thomas A. Maloof and John Samore, Jr. The Compensation Committee is responsible for assessing the overall compensation structure of the Company and for administering and reviewing all executive compensation programs, incentive compensation plans and equitybased plans, and all other compensation and benefit programs currently in place at the Company. Additionally, the Compensation Committee is responsible for reviewing and evaluating the performance of the Company's executive officers (including the Chief Executive Officer) and setting compensation for executive officers based on such evaluations. The Board has approved a charter of the Compensation Committee that is included in this Proxy Statement as Annex C. The Compensation Committee met once in fiscal 2004. The Board has determined that all Compensation Committee members are independent under the revised listing standards of NASDAQ.

     Compensation of Directors

     For fiscal 2004, each nonemployee director was paid an annual retainer of $20,000 and meeting fees of $1,500 for each Board meeting and committee meeting (if not held in conjunction with a Board meeting) attended. For fiscal 2005, each nonemployee director will receive an annual retainer of $25,000 and meeting fees of $1,500 for each Board meeting and committee meeting (if not held in conjunction with a Board meeting) attended, and the Audit Committee Chairman will receive an additional annual retainer of $2,500. The members of the Board are also entitled to reimbursement of travel expenses from outside the greater Los Angeles area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings. There are no family relationships among any directors of the Company.




                             EXECUTIVE COMPENSATION
Compensation of Executive Officers
     The following table sets forth summary information concerning certain compensation awarded to, paid to, or earned by the Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years 2002 through 2004.


                               SUMMARY COMPENSATION TABLE


                                                Annual Compensation
                                      --------------------------------------
          Name and            Fiscal                         Other Annual
All Other
     Principal Position        Year   Salary ($)Bonus($)  Compensation ($)(2)
Compensation ($)
ROY F. FARMER                   2004     300,000                    59,002(3)
16,349(4)
Deceased - Former Chairman      2003     850,000
181,278(4)
   of the Board and CEO         2002   1,000,000 450,000
151,773(4)

ROY E. FARMER                   2004     498,411 400,000
16,678(5)
President, CEO and              2003     335,585 400,000
17,082(5)
   Chairman of the Board        2002     325,730 300,000
13,383(5)

GUENTER W. BERGER               2004     250,788 100,000
17,040(6)
Vice President, Production      2003     244,477 100,000
17,317(6)
                                2002     238,113 100,000
13,588(6)

KENNETH R. CARSON               2004     250,788  75,000
16,890(7)
Retired - Former Vice           2003     214,889 100,000
17,031(7)
   President, Sales             2002     208,544  75,000
13,342(7)

MICHAEL J. KING                 2004     168,967
13,850(8)
Vice President, Sales           2003     162,919
13,567(8)
                                2002     156,781
11,930(8)

JOHN E. SIMMONS                 2004     228,555 100,000
16,598(9)
Treasurer and CFO               2003     203,472 100,000
16,833(9)
                                2002     188,584  75,000
13,106(9)





.. (1)	Awarded under the Company's Incentive Compensation Plan for the years indicated, paid during the following year, consistent with past practice. The awards for fiscal 2004 were based primarily upon the Company's earnings achieved that year. (See "Compensation Committee Report" below.)
.. (2) None of the Named Executive Officers, other than Roy F. Farmer, received perquisites or other personal benefits in an amount large enough to require reporting in this column, nor did any of them receive any other compensation required to be reported in this column.
.. (3) Legal fees paid for tax and estate planning.
.. (4) Includes: (i) allocations under the ESOP (based on the closing price of the Company's Common Stock on June 30 of each year) of $12,958, $16,595 and $16,349 for fiscal 2002, 2003 and 2004, respectively (including mandatory distributions of cash in lieu of shares of $1,482 and $1,909 for fiscal 2003 and 2004, respectively); and (ii) P.S. 58 costs of the two split dollar life insurance policies purchased under Mr. Farmer's prior employment agreement which expired in 1998 plus the dollar value of the benefit to him under the Company's executive life insurance plan, in the amount of $138,815 and $164,683 for fiscal 2002 and 2003, respectively. No premiums were paid by the Company in fiscal 2002 through 2004 on the split dollar policies.
.. (5) 	Includes: (i) the dollar value of benefits under the Company's executive life insurance plan of $282, $465 and $425; and .. (ii) allocations under the ESOP of $12,958, $16,595 and $16,349, for fiscal 2002, 2003 and 2004, respectively.
.. (6) Includes: (i) the dollar value of benefits under the Company's executive life insurance plan of $644, $700 and $630; and .. (ii) allocations under the ESOP of $12,958, $16,595 and $16,349, for fiscal 2002, 2003 and 2004, respectively.
.. (7) Includes: (i) the dollar value of benefits under the Company's executive life insurance plan of $494, $414 and $384; and .. (ii) allocations under the ESOP of $12,958, $16,595 and $16,349, for fiscal 2002, 2003 and 2004, respectively.
.. (8) Includes: (i) the dollar value of benefits under the Company's executive life insurance plan of $215, $251 and $226; and .. (ii) allocations under the ESOP of $11,715, $13,316 and $13,624, for fiscal 2002, 2003 and 2004, respectively.
.. (9) Includes: (i) the dollar value of benefits under the Company's executive life insurance plan of $202, $216 and $148; and (ii) allocations under the ESOP of $12,958, $16,595 and $16,349, for fiscal 2002, 2003 and 2004, respectively.


Retirement Plan

     The following table shows estimated annual benefits payable for the 2004 plan year under the Company's retirement plan ("Retirement Plan") upon retirement at age 62 to persons at various average compensation levels and years of credited service based on a straight-life annuity. The Retirement Plan is a contributory defined benefit plan covering all nonunion Company employees. The following figures assume that employee contributions (2% of annual gross earnings) are made throughout the employees' first five years of service and are not withdrawn. After five years of participation in the Retirement Plan, employees make no further contributions. Benefits under a predecessor plan are included in the following figures. Maximum annual combined benefits under both plans generally cannot exceed the lesser of $205,000 or the average of the employee's highest three years of compensation.

                                             Credited Years of Service
    Annualized Pension Compensation
   for Highest 60 Consecutive Months
    in Last Ten Years of Employment        20       25       30        35

               $100,000                 $30,000  $37,500  $45,000   $52,500
               $125,000                 $37,500  $46,875  $56,250   $65,625
               $150,000                 $45,000  $56,250  $67,500   $78,750
               $170,000                 $52,500  $65,625  $78,750   $91,875
               $200,000                 $60,000  $75,000  $90,000  $105,000
               $250,000                 $61,500  $76,875  $92,250  $107,625


     The earnings of executive officers by which benefits in part are measured consist of the amounts reportable under "Annual Compensation" in the Summary Compensation Table less certain allowance items (none in 2004).
     The five year average compensation for purposes of the Retirement Plan of each of the Named Executive Officers and the number of years of service rounded to the nearest year (as of December 31, 2003) and credited to each of them under the Retirement Plan were as follows: Roy E. Farmer - $637,894 (27 years); Guenter W. Berger - $332,742 (39 years); Kenneth R. Carson $286,882 (38 years); Michael J. King $151,094 (30 years); and John E. Simmons $269,651 (22 years). After 37 years of credited service, Roy F. Farmer began receiving maximum benefits during fiscal 1988, which benefits ceased upon his death in 2004.
     The above straight life annuity amounts are not subject to deductions for Social Security or other offsets. Other payment options, one of which is integrated with Social Security benefits, are available.

Compensation Committee Report(1)


The Compensation Committee Report for fiscal 2004 is as follows:

Philosophy and Objectives

     The Compensation Committee believes that once base salaries of executive officers are established at competitive levels, increases should generally reflect cost of living changes and adjustments for market competitiveness, and that individual performance should be rewarded by bonuses or other incentive compensation awards. The Compensation Committee believes that most of the executive officers will be incentivized to a greater degree by such a program.

Executive Officer Compensation

     In 2003 the Compensation Committee obtained a compensation study prepared by Valuemetrics Advisors, Inc. relating to officer and director compensation. The report concluded that the current executive officers employed by the Company were underpaid when compared to their counterparts at sizeadjusted peer group companies. Consistent with the Compensation Committee's expressed compensation policy of paying a competitive base salary, the Compensation Committee has increased base salaries to Messrs. Berger and Simmons by three percent (3%) for fiscal 2005. In recognition of Mr. Farmer's increased responsibilities as Chairman and Chief Executive Officer, the Compensation Committee has raised his base salary for fiscal 2005 to $595,000 from $498,411 for fiscal 2004. Mr. Farmer's base salary is not directly related to Company performance. Mr. Farmer also received an award for fiscal 2004 under the Company's Incentive Compensation Plan (see below).

Incentive Compensation Plan

     The Company made awards under its Incentive Compensation Plan (the "Plan") for fiscal 2004 to all employee executive officers. The Compensation Committee felt that awards were justified in light of the Company's performance in fiscal 2004, although financial results were below those achieved in the prior two years. Total awards for fiscal 2004 were $675,000, as compared to $700,000 for fiscal 2003 and $1,000,000 for fiscal 2002.
     Under the provisions of the Plan, a percentage of the Company's annual pretax income is made available for discretionary cash or deferred awards. The percentage varies from three percent of pretax income over $14.0 million to six percent of pretax income of $24.0 million or more. Amounts available for awards but not awarded are carried forward. The pool available for awards for fiscal 2004 under the Incentive Compensation Plan was in excess of $14.0 million. Of the available pool, the Compensation Committee awarded a total of $675,000 of which $400,000 was awarded to Roy E. Farmer, the Company's Chairman, President and Chief Executive Officer, and a total of $275,000 was awarded to the other executive officers. The award to Mr. Farmer was based on the Compensation Committee's evaluation of Mr. Farmer's performance. Specific performance areas that the Compensation Committee evaluated in fiscal 2004 included relative financial performance and accomplishment of other strategic and operational priorities.


(1) 	The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.



COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Lewis A. Coffman
Thomas A. Maloof
John H. Merrell
John Samore, Jr.


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is comprised of Lewis A. Coffman, an outside director and retired executive officer of the Company, John H. Merrell, an outside director, Thomas A. Maloof, an outside director, and John Samore, Jr., an outside director.

     The chart set forth below shows the value of an investment of $100 on June 30, 1999 in each of Farmer Bros. Common Stock, the Russell 2000 Index and Value Line Food Processing Index. All values assume reinvestment of the pretax value of dividends paid by companies included in these indices and are calculated as of June 30 of each year. The historical stock price performance of the Company's Common Stock shown in the performance graph below is not necessarily indicative of future stock performance.

              Comparison of Five-Year Cumulative Total Return
 Farmer Bros. Co., Russell 2000 Index and Value Line Food Processing Index
                 (Performance Results Through 6/30/04)
Performance Graph
                            1999     2000     2001     2002     2003     2004
Farmer Brothers Co.       100.00    87.92   115.04   181.41   171.45   137.07
Russell 2000 Index        100.00   113.01   110.55    99.77    96.69   127.56
Food Processing           100.00   103.82   126.43   155.48   147.87   185.68


Source: Value Line, Inc. Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.


(1) 	The material in this performance graph is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.







AUDIT MATTERS

Audit Committee Report(1)


The Audit Committee Report for fiscal 2004 is as follows:
1. The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended June 30, 2004.
2. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
3. The Audit Committee has received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.
4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the Board, that the audited financial statements referred to above be included in the Company's Annual Report on Form 10K for the fiscal year ended June 30, 2004 filed with the SEC on September 13, 2004.



AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
John H. Merrell, Chairman
Thomas A. Maloof
John Samore, Jr.



Independent Auditors


     The following summarizes the fees paid to EY for the fiscal years ended June 30, 2003 and 2004:

                                     2004      2003

        Audit Fees                 $244,000  $154,000
        Audit Related Fees                0         0
        Tax Fees                    210,000   126,000
        All Other Fees                    0         0
        Total Fees                 $454,000  $280,000

     Audit fees include aggregate fees billed by EY for the audit of the Company's annual financial statements and review of financial statements included in the Company's quarterly reports on Form 10Q. The fiscal 2004 audit fees include $28,500 to examine Company documentation related to management reporting under Section 404 of the Sarbanes-Oxley Act of 2002. Tax fees include aggregate fees billed by EY for tax compliance, tax advice and tax planning services, including state tax representation and miscellaneous consulting on federal taxation matters. For fiscal 2003 and 2004, EY provided no services other than audit and tax services. The Audit Committee has considered the effect of EY's providing tax services and other non-audit services on the firm's independence.
     From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by independent auditors, the Audit Committee has pre-approved all audit and permissible non-audit services provided by EY.

(1) 	The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Purchase of Common Stock(1)


     On December 24, 2003, the Company purchased 4,438,450 shares of Common Stock from Catherine Crowe (2,133,300 shares), sister of former Company Chairman Roy F. Farmer, and trusts created for the benefit of her children (2,305,150 shares) for the sum of approximately $110,960,000 or approximately $25.00 per share. The closing price per share of the Common Stock on NASDAQ on December 24, 2003 was $31.60. In connection with this purchase, litigation filed by the Crowe family to remove Roy F. Farmer as trustee of various family trusts was settled.



Sale of Common Stock to the ESOP(1)


     On January 9, 2004, the Company sold 1,249,390 shares of Common Stock to the Company's ESOP for $25.00 per share. The closing price per share of the Common Stock on NASDAQ on January 9, 2004 was $30.36. The Company loaned the ESOP $31,234,750 for such purpose. The loan bears interest at a variable rate equal to 1.5% per annum over a 90 day commercial paper rate adjusted quarterly and is repayable in annual installments through December 15, 2018. The Company has agreed to make contributions to the ESOP sufficient to enable it to repay the loan.


(1) Share numbers and per share prices have been retroactively adjusted to reflect a ten for one stock split declared on March 4, 2004.


OTHER

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons"), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Reporting Persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on its review of the copies of such reports received by it, and written representations from certain Reporting Persons that no other reports were required for those persons, the Company believes that, during the fiscal year ended June 30, 2004, the Reporting Persons met all applicable Section 16(a) filing requirements, except: the ESOP and Mr. Samore each had one purchase transaction for which the filing was late; and Franklin Mutual Advisers, LLC reported 12 purchase transactions, for which all of the filings were late.

Stockholder Proposals and Nominations

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2005 proxy statement, stockholder proposals must be received by the Company by July 21, 2005 if the 2005 Annual Meeting is held between November 14, 2005 and January 13, 2006, or if not, within a reasonable time before the Company begins to print and mail its proxy material, and must otherwise comply with Rule 14a8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a8.
     In addition, the Company's Bylaws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company's proxy statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2005 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the 2004 Annual Meeting of Stockholders, and must comply with the other Bylaw provisions summarized below; provided, however, that in the event that the 2005 Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2005 Annual Meeting was mailed or such public disclosure of the date of the 2005 Annual Meeting was made, whichever first occurs.
     The Bylaws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act; and (b) as to the stockholder giving notice. (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
     The notice given by a stockholder regarding other business to be brought before an annual meeting of the stockholders must set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder,
(d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business and
(e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
     You may write to the Secretary of the Company at the Company's principal executive office, 20333 South Normandie Avenue, Torrance, California 90502, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Communication with the Board

     The Company's annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters. In addition, stockholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to the Secretary of the Company at the Company's principal executive office, 20333 South Normandie Avenue, Torrance, California 90502. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company's business or communications that relate to improper or irrelevant topics.

Householding of Proxy Materials

     The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
     This year, a number of brokers with account holders who are Company stockholders will be "householding" the Company's proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Mr. John E. Simmons, Chief Financial Officer, Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, or contact Mr. John E. Simmons by telephone at (310) 7875200. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

Annual Report to Stockholders

     The 2004 Annual Report to Stockholders is being mailed to stockholders with this Proxy Statement. The Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. A copy of the Company's Form 10K, as filed with the SEC for the year ended June 30, 2004, may be obtained by persons entitled thereto, without charge, by writing to Farmer Bros. Co., 20333 South Normandie Avenue, Torrance, California 90502, attention Chief Financial Officer.


By Order of the Board of Directors
John M. Anglin
Secretary

November 18, 2004


































ANNEX A


FARMER BROS. CO. CODE OF CONDUCT


PURPOSE AND SCOPE

     Farmer Bros. Co. (referred to herein as "Farmer Bros." or the "Company") has established this Code of Conduct (this "Code") to codify the personal and professional ethical and legal standards of conduct required of Company employees, officers and directors, the procedures by which complaints of violations of those standards will be investigated and the disciplinary actions which may be taken to enforce this Code. This Code applies to all Farmer Bros. employees, officers and directors.

POLICY

     Farmer Bros.' business must be conducted in accordance with applicable laws of the United States and other jurisdictions in which Farmer Bros. operates and in accordance with the highest ethical standards of business conduct. All employees, officers and directors shall adhere strictly to this policy, without exception.
     Throughout Farmer Bros. long history it has been our policy to comply with all relevant federal, state and local laws. However, in these uncertain times, we must also strive to demonstrate that our commitment to ethical conduct in the affairs of our business goes far beyond the prohibitions of any particular law. Farmer Bros.' minimum requirements for the conduct of all employees, officers and directors follow.
     This Code cannot describe every practice or convey every standard which relates to Farmer Bros.' commitment to personal and professional, business, ethical and legal standards. It is the responsibility of each employee, officer and director to use his or her common sense where there is no written guideline in this Code.
     We encourage you to voice your concerns and raise any questions which you may have related to this policy free from any fear of retaliation.

SPECIFIC OBLIGATIONS

General Business Ethics

     Farmer Bros. employees, officers and directors are required and expected to deal honestly, truthfully and fairly with others in business. False or intentionally misleading statements or omissions of any kind should never be made. Confidential information, either of Farmer Bros. or of any other company, must never be misused. Farmer Bros. will not tolerate any types of deceitful practices.

Maintenance of Company Books, Records, Documents and Accounts

     Farmer Bros. corporate and business records must be maintained completely, accurately and honestly at all times. The making of false or intentionally misleading entries, whether related to financial results or test results, is strictly prohibited. Farmer Bros. records serve as a basis for managing our business and are vital in serving the needs of our customers, suppliers, employees and others with whom we do business.

Financial Integrity and Public Reporting

     Farmer Bros. records are relied upon to produce reports for our management, stockholders, governmental agencies and the general public. In particular, our accounting and other business and corporate records are relied upon for preparing periodic and current reports required by the United States Securities and Exchange Commission and The Nasdaq Stock Market, Inc. where our common stock is traded. These reports must provide full, fair, accurate, timely and understandable disclosures related to the results of our operations and our financial condition.
     Employees charged with collecting, analyzing and providing reports related to this information must always strive to ensure that our financial disclosures are accurate and transparent and that our reports contain all of the information required by stockholders and potential investors to assess the soundness and risks of our business and financial position.

Relationships With Vendors/Customers

     Farmer Bros. vendors and customers are to be treated honestly and fairly at all times, without exception. No payments, gifts of more than nominal value, or any form of preferential treatment may be made to obtain or retain business, or to realize a certain price for our products. No payments, direct or indirect, including gifts of more than nominal value, or any form of preferential treatment, may be solicited or accepted from any vendor, customer or competitor of Farmer Bros. Money, gifts, repetitive or extensive entertainment and other favors which would imply or incur an obligation must not be accepted or given by employees, officers, directors or members of their immediate families in connection with transactions involving Farmer Bros. For example, acceptance of an inappropriate gift by a member of your family from one of our suppliers could create a conflict of interest and result in a violation of this Code attributable to you.
     Acceptance of a meal, refreshments or entertainment in the normal course of business relations is permitted and, to the extent practical, should be reciprocated.
     Farmer Bros. will promptly terminate any employee who offers or receives a bribe or a kickback. Such conduct is illegal and strictly forbidden.

Conflicts of Interest

     Farmer Bros. employees, officers and directors must avoid conflicts of interest and avoid the mere appearance of a potential conflict of interest. Each employee, officer and director should carefully review his or her own situation to make sure they are free from conflicts of interest.
All decisions involving the business or non-business activities of Farmer Bros. must be made solely in the best interests of Farmer Bros. Employees, officers and directors must not make decisions based on personal considerations which might affect or appear to affect their judgment. Accordingly, they must not have, or appear to have, any direct or indirect personal interest, financial or otherwise, in any of Farmer Bros.' competitors, suppliers or customers. They may not buy or sell, directly or indirectly, any property, goods or services from or to Farmer Bros. for their own benefit or for the benefit of their families or associates. Employees, officers and directors must not accept from others, directly or indirectly, any form of compensation for work or services relating to their responsibilities as Farmer Bros. employees. The ownership, as an investor, of the securities of publicly held corporations may normally be disregarded, provided that such ownership does not trigger reporting in accordance with federal securities laws (typically five percent (5%)).
        Any employee with a question about whether a particular situation constitutes a conflict of interest should discuss it with his or her supervisor.
        The following are examples of situations which, depending on the facts and circumstances, might involve conflicts of interest:


.. 	Employment by (including consulting for) or service on the board of a competitor, customer, supplier or other service provider. Activity that enhances or supports the position of a competitor to the detriment of Farmer Bros. is prohibited, including employment by or service on the board of a competitor. Employment by or service on the board of a customer or supplier or other service provider is generally discouraged and you must seek authorization in advance if you plan to take such action.
.. 	Owning, directly or indirectly, a significant financial interest in any entity that does business, seeks to do business or competes with us. In addition to the factors described above, persons evaluating ownership for conflicts of interest will consider the size and nature of the investment; the nature of the relationship between the other entity and Farmer Bros.; the employee's access to confidential information and the employee's ability to influence Farmer Bros.' decisions. If you would like to acquire a financial interest of that kind, you must seek approval in advance.
.. 	Soliciting or accepting gifts, favors, loans or preferential treatment from any person or entity that does business or seeks to do business with us.
.. 	Soliciting contributions to any charity or for any political candidate from any person or entity that does business or seeks to do business with us.
.. 	Taking personal advantage of corporate opportunities or confidential
Company business information.
.. 	Conducting our business transactions with your family member, significant other or person who shares your household or a business in which you have a significant financial interest. Material related-party transactions approved by the Audit Committee and involving any executive officer or director will be publicly disclosed as required by applicable laws and regulations.
.. 	Exercising supervisory or other authority on behalf of Farmer Bros. over a coworker who is also a family member. The employee's supervisor and/or a compliance officer will consult with the human resources department to assess the advisability of reassignment.
.. 	Loans to, or guarantees of obligations of, employees or their family members by Farmer Bros. could constitute an improper personal benefit to the recipients of those loans or guarantees, depending on the facts and circumstances. Some loans are expressly prohibited by law and others may require approval by the Board of Directors or one of its committees.


Inside Information

     Farmer Bros. employees, officers and directors who have access to "inside information" that has not yet become publicly available about either Farmer Bros. or publicly traded companies with which Farmer Bros. has business dealings, may not profit financially by buying, selling or in any other way dealing in Farmer Bros. stock or the stock of another publicly traded company about which the person has obtained inside information.
     In furtherance of this policy, Farmer Bros. employees, officers and directors may not benefit financially or in any other way by passing on inside information to any other person or entity. The use of inside information in order to gain personal benefit is illegal regardless of how small the user's profit from the transaction may be.
     An easy way to determine whether information not yet publicly available is inside information is to ask whether the dissemination of the information would be likely to affect the market price of the stock of the company in question or whether it would be likely to be considered as important information by investors who are considering purchasing or selling that company's stock. If the information makes you want to buy or sell, it is likely to have the same effect on others.
     If you possess inside information, you must refrain from trading the stock of the company concerned, from advising anyone else to do so or from communicating the inside information to anyone else until you know that it has been disseminated to the public. The mere appearance of an improper transaction should be avoided, without exception.

Company Trade Secrets

     Proprietary information includes data developed or assembled on Company time or at Company expense, that is unique in the sense that the end result is not readily available generally without a like expenditure of time and money, even though the basic data is known or observable. Trade secrets include all data unique to Farmer Bros. and discoverable only by employees in certain positions in Farmer Bros. Information in these categories is the property of Farmer Bros., and any misapplication or misappropriation of that property may prompt legal action by Farmer Bros.
     No one should share proprietary information or trade secrets of Farmer Bros. with anyone outside Farmer Bros., or anyone within Farmer Bros. not authorized to receive that information. Nor should anyone solicit or accept from anyone outside Farmer Bros. any proprietary information or trade secrets of another company. Farmer Bros. has no interest either in receiving or using any proprietary information or trade secrets of other companies, because to do so would be unethical and improper.
     Further, no one should make any use of materials protected by copyrights, trademarks or patents without first bringing the matter to the attention of the CFO's office.

Antitrust

     Farmer Bros. has always been, and remains, an ardent supporter of free and fair competition. Farmer Bros. forbids any conduct that would unfairly and unlawfully diminish competition in the marketplace. The antitrust laws protect and promote free and fair competition among businesses. Examples of the types of conduct which are prohibited under the antitrust laws, and are therefore particularly unacceptable to Farmer Bros., include but are not limited to:

 	Any agreements among competitors about price, or allocation of markets, territories or customers.

      Any agreements with customers not to deal with a competitor.

      Restrictions on resale.

      Sales conditioned on agreements to purchase other products.

Environmental, Health and Safety Laws and Regulations

     Environmental, health and safety laws and regulations are very complex and extremely important. Farmer Bros. has its own written operating procedures that govern our commitment to comply with all applicable environmental, health and safety laws and regulations. Compliance with these regulations is essential. In addition, it is essential that any reports or representations made by or on behalf of Farmer Bros. to any environmental, health or safety regulatory body is completely accurate and correct, containing no false statements or material omissions.

International Business

     Farmer Bros. will observe the highest ethical standards in all business transactions, including those involving foreign countries. Farmer Bros. should not conduct business in any foreign country in a way that would be illegal or improper in the United States.
     Both the Foreign Corrupt Practices Act and the Organization for Economic Cooperation and Development anti-bribery convention prohibit the bribing of any foreign government official. Payments made to any foreign agent must be lawful and required under the laws of the foreign country. Payments by or on behalf of Farmer Bros. to foreign agents should always be strictly for services rendered and should be reasonable in amount given the nature of those services.
     Farmer Bros. will be accurate and truthful in representing international business transactions to government agencies. All information furnished to any customs official or to any agent which Farmer Bros. may have hired to facilitate imports and exports must be accurate and truthful. If you conduct business internationally on behalf of Farmer Bros., please make sure you have a thorough understanding of these laws.

Media and Public Discussions

     Farmer Bros. is a publicly traded company and is therefore required to make certain disclosures of material information concerning our business and financial operations. We make these disclosures through very specific and limited channels in order to avoid inappropriate publicity and to ensure that all persons with an interest in our Company have equal access to such information.
     All inquiries or calls from the press, financial analysts or other individuals or entities requesting information about Farmer Bros. should be referred to the CFO, John Simmons, or the person who in the future may be designated to be in charge of investor relations for our Company. Farmer Bros. has designated the CFO as our official spokesperson. Unless a specific exception has been made by the CEO or the CFO, the CFO is the only person who may communicate freely with the press on behalf of Farmer Bros.

Sexual Harassment

     Farmer Bros. prohibits the sexual harassment of individuals in the workplace. Sexually harassing behavior which occurs off Farmer Bros. premises is also prohibited. Furthermore, Farmer Bros. will not tolerate retaliation against anyone who rejects sexual advances, makes a report of harassment or provides information or assistance in the investigation of such a report.

Interference with an Audit

     It is unlawful to attempt improperly to persuade an outside auditor to approve false financial statements. Farmer Bros. prohibits its employees, officers and directors, and anyone acting under their direction, from coercing, manipulating, misleading or fraudulently influencing Farmer Bros.' outside auditor to approve materially misleading financial statements.

Reporting Procedures

     Farmer Bros. employees, officers and directors who become aware of any illegal activities or any violation of the policies contained in this Code are required to immediately report such conduct. Farmer Bros. does not only encourage this reporting, it is required. Farmer Bros. pledges that it will not retaliate against person who make such reports and shall not tolerate retaliation by any other person against any person who makes such a report.
     Employees may report a violation of this Code to their supervisors, directly to the CFO or to the following Farmer Bros. Employee Compliance Hotline which has been established for such use:
Voice Mail Number: (818) 5026521
     Voice mail messages can be sent anonymously to the Farmer Bros. Employee Compliance Hotline; however, if you wish to preserve your anonymity, you should not send voice mail messages using a phone located within the Company's offices.
     Employees may report questionable accounting or auditing matters directly to the Chairperson of the Audit Committee of the Company's Board of Directors or to the following Audit Committee Hotline which has been established for such use:

Voice Mail Number: (866) 821-6436

     Voice mail messages can be sent anonymously to the Audit Committee Hotline; however, if you wish to preserve your anonymity, you should not send voice mail messages using a phone located within the Company's offices.
     A full and accurate report made to the CFO constitutes compliance with the reporting requirement.

Complaint Investigation Procedures

     Complaints which do not relate to accounting, internal accounting controls or auditing will be handled by the CFO and the Company's legal counsel as appropriate. Complaints alleging questionable accounting, internal accounting controls and auditing matters will be submitted to the Audit Committee of the Board of Directors. The Audit Committee may request the Company's legal counsel to conduct an investigation, or may, in its discretion, retain its own advisors to evaluate and/or to investigate the complaint. Complaints alleging serious misconduct by Senior Management will be referred to the full Board of Directors for evaluation and investigation as appropriate. All other complaints will be investigated by the Company's legal counsel, as appropriate, and a summary of the complaints and management follow up will be reported to the Audit Committee periodically.

Disciplinary Sanctions
     Employees who violate the policies set forth in this Code will be subject to discipline. Disciplinary measures will vary, depending on the seriousness of the violation and the individual circumstances of the employee. Available disciplinary sanctions include suspension, termination and referral to public law enforcement authorities for possible prosecution.

Administration

     Managers are responsible for ensuring that their exempt employees have read and understand this Code. Human Resources is responsible for providing copies of the this Code and other Farmer Bros. policies in the new employee package for all salaried exempt new hires.

SPECIAL RESPONSIBILITIES OF THE CEO AND SENIOR FINANCIAL OFFICERS

     The Chief Executive Officer, the Chief Financial Officer and all other senior financial officers are bound by the provisions set forth above relating to ethical conduct, conflicts of interest and compliance with law. In addition, the Chief Executive Officer, the Chief Financial Officer and all
other senior financial officers are subject to the following specific policies:
.. 	The Chief Executive Officer and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by Farmer Bros. with the Securities and Exchange Commission, and in all other public communications made by Farmer Bros. Accordingly, it is the responsibility of the Chief Executive Officer and each senior financial officer promptly to bring or cause to be brought to the attention of the Audit Committee any material information of which he or she may become aware that affects the disclosures made by Farmer Bros. in its public filings and other public communications or otherwise assist the Audit Committee in fulfilling its responsibilities as specified in the Audit Committee's charter.
.. 	The Chief Executive Officer and each senior financial officer shall promptly bring or cause to be brought to the attention of the outside general counsel and to the Audit Committee any information he or she may have concerning any violation of this Code, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in Farmer Bros.' financial reporting, disclosures or internal controls.
.. 	The Chief Executive Officer and each senior financial officer shall promptly bring or cause to be brought to the attention of the outside general counsel and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to Farmer Bros. and the operation if its business, by Farmer Bros. or any agent thereof.
.. 	The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code by the Chief Executive Officer and Farmer Bros.' senior financial officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code and may include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board), termination of the individual's employment and referral to public law enforcement authorities for possible prosecution. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

Adopted: August 16, 2004





ANNEX B


CODE OF ETHICS


      As the Chief Executive Officer, Chief Financial Officer or the holder of such other position to which Farmer Bros. Co. (the "Company") has applied this Code, I recognize that financial managers hold an important and elevated role in corporate governance. I certify that I will adhere to the following principles and responsibilities:
.. 	Act with honesty and integrity, avoiding actual or apparent conflicts of interest between personal and professional relationships;
..	Provide in the Company's reports to the Securities and Exchange
Commission and other public communications information that is accurate, objective, relevant, timely and understandable;
.. 	Comply with applicable rules and regulations of federal, state and local governments, and other private and public regulatory agencies, including exchanges where the Company's securities might be listed;
.. 	Act in good faith, responsibly, with due care, competence and diligence, and without misrepresenting material facts or allowing my independent judgment to be subordinated;
.. 	Maintain the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work will not be used for personal advantage;
.. 	Share my knowledge and maintain skills important and relevant to my constituents' needs;
.. 	Promote ethical behavior as a responsible partner among peers in my work environment;
.. 	Achieve responsible use of and control over all assets and resources employed or entrusted to me;
.. 	Report known or suspected violations of this Code to the Audit Committee and in accordance with all applicable rules;
.. 	Report to the Audit Committee any actual or apparent conflicts of interest between me and the Company and between any Company officer or director and the Company of which I become aware; and
.. 	I understand that I will be accountable for adhering to this Code of
Ethics and that violations will not be tolerated by the Company and will result in consequences which may include reprimand, suspension, dismissal or legal action.

Dated: September 26, 2003

/s/ Roy E. Farmer

Roy E. Farmer, President and Chief Executive Officer


Dated: September 26, 2003

/s/ John E. Simmons
John E. Simmons, Treasurer and Chief Financial Officer





ANNEX C

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


Purpose


     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Farmer Bros. Co. (the "Company") is established for the principal purposes of discharging the Board's responsibilities related to compensation of the Company's employees and executive officers, including approval of chief executive officer compensation and to prepare the report on executive compensation required to be included in the Company's annual proxy statement. This charter specifies the scope of authority and responsibility of the Committee.


Organization, Membership and Meetings


1. The Committee shall be comprised of at least three (3) directors, at least two (2) of whom must meet the independence, expertise and other qualification standards required by the federal securities laws and as may be required by the listing standards of The Nasdaq Stock Market, Inc. or other securities exchange upon which the Company's securities are traded.
2. Members of the Committee shall be appointed by the Board. Members may be replaced by the Board at any time, but shall otherwise serve until a successor has been named.
3. The Committee shall meet at least once each year, with the authority to convene additional meetings, as circumstances require. The Committee may invite members of management, legal counsel or others to attend meetings and to provide relevant information.
4. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee.
5. The Committee may elect a Chairman of the Committee who, if elected, shall preside at all meetings. At all meetings of the Committee, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at a meeting at which a quorum is in attendance shall be the act of the Committee. Members of the Committee may participate in any meeting by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. The Committee shall maintain written minutes of its meetings, which minutes will be filed in the corporate minute book. Any person present at a meeting may be appointed by the Committee as Secretary to record the minutes. The Committee may adopt additional rules of procedure, but when a matter of procedure is not addressed by Committee rules, the procedure specified by the Company's Bylaws shall be followed.

Committee Authority, Responsibilities and Duties


    The Committee shall have the following authority, responsibilities and duties:
1. To review and approve on an annual basis the procedures and substances of the Company's copmpensation policy for executive officers.
2. Evaluate at least annually the executive officers' performance in light of established goals and objectives and, based on such evaluation, have sole authority to determine the executive officers' annual compensation.
3. Review and make recommendations to the Board with respect to compensation for other executive officers, incentive compensation plans and equitybased compensation plans.
4. Review and make recommendations to the Board with respect to the compensation of directors.
5. Administer, interpret and determine awards pursuant to the Company's Incentive Compensation Plan, as it may be amended.
6. Conduct a performance evaluation of the Committee and review and assess this charter's adequacy at least annually.
7. The authority to engage, and pay the fees and expenses of search firms, consulting firms, independent counsel, advisors and experts deemed necessary, as determined by the Committee, to permit the Committee to perform its duties under this charter. The fees and expenses of these search firms, consulting firms, independent counsel, advisors and experts shall be paid by the Company, and the Company shall provide all other funding necessary for the Committee to perform its functions and responsibilities.
8. Perform such other activities consistent with this charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.
9. Report to stockholders in the Company's annual proxy statement about officer compensation as required by Securities and Exchange Commission rules.
10. Perform other functions as requested by the Board of Directors.

Reporting Responsibilities

    The Committee shall report to the Board periodically or as required by the nature of its duties on its activities and shall make recommendations to the Board as the Committee decides are appropriate.

Adopted: August 16, 2004


























Farmer Bros. Co.
20333 S. Normandie Ave.
Torrance, CA 90502
(310) 7875240

[LOGO]



FARMER BROS. CO.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, December 14, 2004
Time: 10:00 a.m.

FARMER BROS. CO.
CORPORATE OFFICE
20333 South Normandie Avenue
Torrance, CA 90520




Farmer Bros. Co.
20333 South Normandie Avenue
Torrance, CA 90502						Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 14, 2004.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted FOR Proposals One and Two and AGAINST Proposal Three.

By signing the proxy, you revoke all prior proxies and appoint Roy E. Farmer, Guenter W. Berger and Lewis A. Coffman, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

Please detach here


The Board of Directors Recommends a Vote FOR Item One.

1.	To elect three directors for a three year term expiring at the Annual
Meeting of Stockholders in 2007.

Nominees:

01 	Lewis A. Coffman		02	Kenneth R. Carson			03 John
Samore, Jr.

____Vote FOR all nominees   ____Vote WITHHELD for all nominees
    (except as marked)


(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
The Board of Directors Recommends a Vote FOR Item Two.

2.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2005.

____ For      ___ Against    ____ Abstain









In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any continuation, postponement or adjournment thereof. The Board of Directors at present knows of no other business to be presented at the Annual Meeting of Stockholders.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees and FOR ratification of the selection of Ernst & Young LLP.

As of the date hereof, the undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders to be held December 14, 2004, the Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2004.

Address Change? Mark Box __
Indicate changes below:
                                                 Date:




                                                 Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.